Exhibit 10.2

ELEVENTH AMENDMENT

Dated as of November 10, 2005

to

RECEIVABLES SALE AGREEMENT

Dated as of December 21, 2001

THIS ELEVENTH AMENDMENT (the “Amendment”), dated as of November 10, 2005, is entered into among PerkinElmer Receivables Company, as Seller (the “Seller”), PerkinElmer, Inc., as Initial Collection Agent (the “Initial Collection Agent,” and together with any successor thereto, the “Collection Agent”), the committed purchasers party thereto (the “Committed Purchasers”), Windmill Funding Corporation (“Windmill” and together with the Committed Purchasers, the “Purchaser”), and ABN AMRO Bank N.V., as agent for the Purchasers (the “Agent”)

WITNESSETH:

WHEREAS, the Seller, the Initial Collection Agent, the Agent, the Committed Purchasers and Windmill have heretofore executed and delivered a Receivables Sale Agreement, dated as of December 21, 2001 (as amended, supplemented or otherwise modified through the date hereof, the “Sale Agreement”),

WHEREAS, the operations of the Exiting Originators (as defined below) and certain operations of the Collection Agent are being sold to third parties and, under such circumstances, the Purchaser and the Agent have elected, in their sole discretion, to consent and agree to the reconveyance and sale of the Receivables in connection therewith;

WHEREAS, the parties hereto desire to amend the Sale Agreement as provided herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree that the Sale Agreement shall be and is hereby amended as follows:

Section 1. Upon execution by the parties hereto in the space provided for that purpose below, the Sale Agreement shall be, and is hereby, amended as follows:

(a) The defined term “Originators” appearing in Schedule I to the Sale Agreement is hereby amended in its entirety and as so amended shall read as follows:

“Originators” means PerkinElmer, Inc., PerkinElmer Holdings, Inc., PerkinElmer LAS, Inc., PerkinElmer Optoelectronics NC, Inc., PerkinElmer Optoelectronics SC, Inc. and PerkinElmer Canada, Inc.

(b) Exhibit D to the Sale Agreement is hereby amended in its entirety and as so amended shall read as set forth on Exhibit D attached hereto.

(c) Exhibit E to the Sale Agreement is hereby amended in its entirety and as so amended shall read as set forth on Exhibit E attached hereto.

Section 2. This Amendment shall become effective only once the Agent has received (i) this Amendment duly executed by the Seller, the Initial Collection Agent, and the Purchasers and (ii) the duly executed Guarantor’s Acknowledgment and Consent.

Section 3. The Agent hereby reconveys, for adequate consideration, the receipt of which is acknowledged, without representation, warranty or recourse to the Seller all of its right, title and interest in and to all Receivables originated by Applied Surface Technology, Inc. and PerkinElmer Automotive Research, Inc. (the “Exiting Originators”). The Agent hereby also reconveys, with adequate consideration, without representation, warranty or recourse to the Seller all of its right, title and interest in and to all Receivables originated out of the Collection Agent’s offices located in: Phelps, New York; Beltsville, Maryland; Warwick, Rhode Island; Daytona, Florida;

and San Carlos, California. Each of the parties hereto agrees that effective as of the date hereof, (i) the Collection Agent shall no longer sell, transfer, assign, set over or otherwise convey, and shall have no further obligation to sell, transfer, assign, set over or otherwise convey, to Seller any Receivables and other Related Security originated by the Collection Agent out of the Collection Agent’s offices located in: Phelps, New York; Beltsville, Maryland; Warwick, Rhode Island; Daytona, Florida; and San Carlos, California, (ii) the Exiting Originators shall no longer sell, transfer, assign, set over or otherwise convey, and shall have no further obligation to sell, transfer, assign, set over or otherwise convey, to Seller any Receivables and other Related Security originated by the Exiting Originators and (iii) any reference to the term “Originator” in the Agreement shall no longer include the Exiting Originators. The parties hereto acknowledge and agree that neither of the Exiting Originators nor the Collection Agent have any right or entitlement to demand the reconveyance of the Receivables and that the Receivables are being reconveyed with the consent of the Purchaser and the Agent, in their sole discretion.

Section 4. The parties hereto consent to the execution and delivery of that certain Third Amendment to Purchase and Sale Agreement by the parties thereto.

Section 5.1. To induce the Agent and the Purchasers to enter into this Amendment, the Seller and Initial Collection Agent represent and warrant to the Agent and the Purchasers that: (a) the representations and warranties contained in the Transaction Documents, are true and correct in all material respects as of the date hereof with the same effect as though made on the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); (b) no Potential Termination Event exists; (c) this Amendment has been duly authorized by all necessary corporate proceedings and duly executed and delivered by each of the Seller and the Initial Collection Agent, and the Sale Agreement, as amended by this Amendment, and each of the other Transaction Documents are the legal, valid and binding obligations of the Seller and the Initial Collection Agent, enforceable against the Seller and the Initial Collection Agent in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity; and (d) no consent, approval, authorization, order, registration or qualification with any governmental authority is required for, and in the absence of which would adversely effect, the legal and valid execution and delivery or performance by the Seller or the Initial Collection Agent of this Amendment or the performance by the Seller or the Initial Collection Agent of the Sale Agreement, as amended by this Amendment, or any other Transaction Document to which they are a party.

Section 5.2. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

Section 5.3. Each of the Agent and Windmill also agree that, it will promptly, upon the reasonable request of and at the expense of, the Seller, execute and deliver all further instruments and documents, and take all further action, necessary to implement the terms of this Amendment.

Section 5.4. Except as specifically provided above, the Sale Agreement and the other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution, delivery, and effectiveness of this Amendment shall not operate as a waiver of any right, power, or remedy of any Agent or any Purchaser under the Sale Agreement or any of the other Transaction Documents, nor constitute a waiver or modification of any provision of any of the other Transaction Documents. All defined terms used herein and not defined herein shall have the same meaning herein as in the Sale Agreement. The Seller agrees to pay on demand all costs and expenses (including reasonable fees and expenses of counsel) of or incurred by the Agent and each Purchaser Agent in connection with the negotiation, preparation, execution and delivery of this Amendment and the other documents related hereto.

Section 5.5. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of Illinois.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

ABN AMRO BANK N.V., as the Agent, as the Committed Purchaser

By:	/S/ THERESE GREMLEY

Title:	VP

By:	(ILLEGIBLE)

Title:	SVP

WINDMILL FUNDING CORPORATION

By:	/S/ BERNARD J. ANGELO

Title:	VP

PERKINELMER RECEIVABLES COMPANY

By:	/S/ JOHN L. HEALY

Title:	Secretary

PERKINELMER, INC.

By:	/S/ JOHN L. HEALY

Title:	Assistant Secretary

Signature Page to

Eleventh Amendment to Receivables Sale Agreement

GUARANTOR’S ACKNOWLEDGMENT AND CONSENT

The undersigned, PerkinElmer, Inc., has heretofore executed and delivered the Limited Guaranty dated as of December 21, 2001 (the “Guaranty”) and hereby consents to the Amendment to the Sale Agreement as set forth above and confirms that the Guaranty and all of the undersigned’s obligations thereunder remain in full force and effect. The undersigned further agrees that the consent of the undersigned to any further amendments to the Sale Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the Guaranty referred to above.

PERKINELMER, INC.

By:	/S/ ROBERT F. FRIEL

Title:	EVP & CFO